UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report: February 26, 2014
(Date of earliest event reported: December 12, 2013)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia 30022
1-800-514-0186
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 13, 2013, Schweitzer-Mauduit International Inc. (the "Company" or "SWM") filed a Current Report on Form 8-K to report its acquisition of DelStar, Inc. (or "DelStar"). The purpose of this amendment is to include the historical and unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the original filing in reliance on the instructions to such items.

Item 7.01 Regulation FD Disclosure.
The information contained in Item 7.01 of this Form 8-K/A, including the supplemental information included in Exhibit 99.1 hereto, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
The supplemental information furnished as Exhibit 99.3 to this Form 8-K/A is incorporated by reference in this Item 7.01 and sets forth certain unaudited historical data for DelStar relating to periods prior to the Company’s acquisition of DelStar. The information is not necessarily indicative of the operating results of DelStar following the acquisition and the Company undertakes no duty or obligation to publicly update or revise this information.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements and supplemental information of business acquired.
The audited consolidated financial statements of DelStar, Inc. and Subsidiaries as of September 30, 2012 and for the year then ended are filed as Exhibit 99.1 and incorporated herein by reference.
The unaudited consolidated supplemental financial information of DelStar, Inc. as of June 30, 2013 and for the nine months then ended are filed as Exhibit 99.3 and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet as of September 30, 2013 and the unaudited pro forma combined statements of income for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the accompanying notes, are attached as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP.

99.1	DelStar, Inc. and Subsidiaries Consolidated Financial Statements as of September 30, 2012 and for the year then ended.

99.2	Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2013 and the the year ended December 31, 2012, and the accompanying notes.

99.3	Unaudited supplemental financial information of DelStar, Inc. as of June 30, 2013 and for the nine months then ended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 26, 2014.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Jeffrey A. Cook
Jeffrey A. Cook
Executive Vice President,
Chief Financial Officer & Treasurer

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated February 26, 2014

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP.

99.1	DelStar, Inc. and Subsidiaries Consolidated Financial Statements as of September 30, 2012 and for the year then ended.

99.2	Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2013 and the the year ended December 31, 2012, and the accompanying notes.

99.3	Unaudited supplemental financial information of DelStar, Inc. as of June 30, 2013 and for the nine months then ended.